UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 24, 2026
ACM Research, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38273	94-3290283
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42307 Osgood Road, Suite I Fremont, California	94539
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (510) 445-3700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ACMR	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934:Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

The shares of the operating subsidiary of ACM Research, Inc. (the “Company”), ACM Research (Shanghai), Inc. (“ACM Shanghai”), are listed on the Sci-Tech innovation board of the Shanghai Stock Exchange.

On February 27, 2026, ACM Shanghai issued an announcement (the “Announcement”) regarding its proposed profit distribution plan for fiscal year 2025 (the “Plan”). Pursuant to the Plan, a cash dividend of RMB 6.233 per 10 shares (inclusive of tax) will be distributed, no bonus shares will be issued and no conversion of capital reserves into share capital will be carried out. The profit distribution will be calculated based on the total share capital registered on the equity distribution record date, and the specific date will be set out in the equity distribution implementation announcement. The Plan has been approved by the Board of Directors of ACM Shanghai, and is subject to the approval of the shareholders of ACM Shanghai and its 2026 Annual General Meeting of Shareholders. A copy of the Announcement is attached as Exhibit 99.1 hereto.

The information in this Current Report on Form 8-K, including Exhibit 99.1, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended.

This Current Report on Form 8-K and Exhibit 99.1 hereto contain forward-looking statements that involve risks and uncertainties. These risks and uncertainties include the proposed profit distributions by ACM Shanghai for fiscal year 2025 (if any), receipt of ACM Shanghai shareholder approval for the Plan, and other risks detailed from time to time in the Company’s periodic reports and other filings with the U.S. Securities and Exchange Commission. You are cautioned not to place undue reliance on forward-looking statements, which are based on the Company’s current intentions, expectations and assumptions and speak only as of the date of this Current Report on Form 8-K. The Company does not intend to revise or update any forward-looking statement in this Current Report on Form 8-K as a result of new information, future events or otherwise, except as required by law.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit	Description
99.1* 104
ACM Research (Shanghai), Inc. Announcement on the Proposed Profit Distribution Plan for Fiscal Year 2025, announced by ACM Shanghai on February 27, 2026.
Cover Page Interactive Data File (embedded within the XBRL document)

* Unofficial English translation of original document prepared in Mandarin Chinese.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
ACM RESEARCH, INC.
By:    /s/ Mark McKechnie________________________
    Mark McKechnie
Chief Financial Officer and Treasurer
Dated: March 24, 2026
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